Exhibit 10.1

AMENDMENT NO. 3

TO

LOAN AND SECURITY AGREEMENT

This Amendment No. 3 to Loan and Security Agreement (this “Amendment”) is dated as of June 27, 2017 and is entered into by and among (a) (i) PARATEK PHARMACEUTICALS, INC. (“Inc.”), a Delaware corporation, and (ii) PARATEK PHARMA, LLC, a Delaware limited liability company (“LLC”; and, together with Inc. and any of their respective subsidiaries, hereinafter collectively referred to as the “Borrower”), (b) (i) HERCULES TECHNOLOGY II, L.P., a Delaware limited partnership, (ii) HERCULES TECHNOLOGY III, L.P., a Delaware limited partnership, (iii) HERCULES CAPITAL, INC., a Maryland corporation, and (iv) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (collectively, referred to as “Lender”) and (c) HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent for itself and the Lender (in such capacity, the “Agent”).  Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

Recitals

A.Borrower, Agent and Lender have entered into that certain Loan and Security Agreement dated as of September 30, 2015, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of November 10, 2015, among Borrower, Agent and Lender, and as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated as of December 12, 2016, among Borrower, Agent and Lender (as amended, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has agreed to extend and make available to Borrower certain advances of money.

B.Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.Amendments.

1.1The Loan Agreement shall be amended by deleting the following text appearing in Recital A thereof: “Fifty Million Dollars ($50,000,000)” and inserting in lieu thereof the following: “Sixty Million Dollars ($60,000,000)”.

1.2The Loan Agreement shall be amended by inserting the following new definitions to appear in proper alphabetical order in Section 1.1 thereof (Definitions and Rules of Construction):

“End of Term Charge Percentage” is (a) with respect to the First Term Loan Advance and each Second Term Loan Advance, four and one-half of one percent (4.50%), (b) with respect to the Third Term Loan Advance, four and one-half of one percent (4.50%); provided, however, that if the Secured Obligations are repaid in full on or prior to September 30, 2017, following the election of Agent (which shall be in the sole discretion of Agent) not to consent, upon Borrower’s written request and upon reasonable prior written notice, which in any event shall not be less than twenty (20) days prior to the proposed effective date of such consent, to a proposed third-party, non-equity financing arrangement (which shall exclude any stock issuance), the End of Term Charge Percentage with respect to the Third Term Loan Advance shall be two and one-quarter of one percent (2.25%), and (c) with respect to the Fourth Term Loan Advance, two and one-quarter of one percent (2.25%).

“Fourth Term Loan Advance” has the meaning given to it in Section 2.1(a).”

“Fourth Term Loan Draw Period” means the period commencing upon the Third Amendment Closing Date and ending on the earlier to occur of (a) December 15, 2017, and (b) an Event of Default.

“Interest Only Period Extension Event” means that Borrower shall have received marketing approval for Omadacycline from the Food and Drug Administration.

“Prepayment Fee Percentage” is (a) with respect to the First Term Loan Advance and each Second Term Loan Advance, two percent (2.0%) and (b) with respect to the Third Term Loan Advance and the Fourth Term Loan Advance, one percent (1.0%).

“Third Amendment Closing Date” means June 27, 2017.

“Third Amendment Facility Charge” means Eighty-Five Thousand Dollars ($85,000.00).

1.3The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof (Definitions and Rules of Construction) and inserting in lieu thereof the following:

“Amortization Date” means January 1, 2019; provided, however, that if the Borrower achieves the Interest Only Period Extension Event, the Amortization Date shall mean January 1, 2020.

1.4The Loan Agreement shall be amended by deleting Section 2.1(a) thereof (Advances) in its entirety and inserting in lieu thereof the following:

“(a) Advances.  Subject to the terms and conditions of this Agreement, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower agrees to draw, one (1) Term Loan Advance in an amount of at least Fifteen Million Dollars ($15,000,000) on the Closing Date (the “First Term Loan Advance”).  Subject to the terms and conditions of this Agreement, during the Draw Period, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, additional Term Loan Advances in an aggregate amount of up to the Second Term Loan Advance Amount (each, a “Second Term Loan Advance” and collectively, the “Second Term Loan

Advances”).  Subject to the terms and conditions of this Agreement, on the Third Amendment Closing Date, and concurrently with the issuance by Inc. to Lender of the Additional Warrant, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, one (1) additional Term Loan Advance in an aggregate amount equal to Ten Million Dollars ($10,000,000) (the “Third Term Loan Advance”).  Subject to the terms and conditions of this Agreement, during the Fourth Term Loan Draw Period, Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Commitment, and Borrower may request, one (1) additional Term Loan Advance in an aggregate amount equal to Ten Million Dollars ($10,000,000) (the “Fourth Term Loan Advance”).  The First Term Loan Advance, the Second Term Loan Advances, the Third Term Loan Advance and the Fourth Term Loan Advance are hereinafter referred to singly as the “Term Loan Advance” and collectively as the “Term Loan Advances.”  Each Term Loan Advance shall be in a minimum amount of at least Ten Million Dollars ($10,000,000).  The aggregate outstanding Term Loan Advances shall not exceed the Maximum Term Loan Amount.  Proceeds of any Term Loan Advance shall be deposited into an account that is subject to a first priority perfected security interest in favor of Agent perfected by an Account Control Agreement.”

1.5The Loan Agreement shall be amended by deleting Section 2.1(d) thereof (Payment) in its entirety and interesting in lieu thereof the following:

“(d) Borrower will pay interest on each Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date.  Commencing on the Amortization Date, and continuing on the first (1st) Business Day of each month thereafter, until the Secured Obligations are repaid, Borrower shall repay the aggregate principal balance of Term Loan Advances that are outstanding on the day immediately preceding the Amortization Date in equal monthly installments of principal and interest (mortgage style) based upon an amortization schedule equal to twenty-one (21) consecutive months; provided, however, if Borrower achieves the Interest Only Extension Event on a date after January 1, 2019 but prior to November 30, 2019, Borrower shall not be required to make any additional payments of principal until January 1, 2020 and the amortization schedule shall be reset to nine (9) equal monthly installments of principal and interest.  The entire principal balance of the Term Loan Advances and all accrued but unpaid interest hereunder, and all other Secured Obligations with respect to the Term Loan Advances, shall be due and payable on Term Loan Maturity Date.  Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to the Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each Term Loan Advance and (ii) out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11 of this Agreement; provided that, with respect to clause (i) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if Lender or Agent informs Borrower that Lender will not initiate a debit entry as described above later than the date that is three (3) Business Days prior to such payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on the date that is five (5) Business Days after the date on which Lender or Agent notifies Borrower of such; provided, further, that, with respect to clause (ii) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for certain amount of such out-of-pocket legal fees and costs incurred by Agent or Lender, Borrower shall pay to Lender such amount in full in immediately available funds within five (5) Business Days.”

1.6The Loan Agreement shall be amended by deleting the first sentence of Section 2.4 thereof (Prepayment) in its entirety and inserting in lieu thereof the following:

“At its option upon at least three (3) Business Days prior notice to Agent, Borrower may prepay all or any portion (in minimum increments of One Hundred Thousand Dollars ($100,000.00) of the outstanding Advances by paying the entire principal balance (or such portion thereof), all accrued and unpaid interest with respect to the principal balance being prepaid, together with a prepayment charge equal to the following percentage of the Advance amount being repaid: subject to the second succeeding sentence, if such Advance amounts are prepaid prior to January 1, 2019, the applicable Prepayment Fee Percentage of the then outstanding principal amount of each Advance being prepaid; and on or after January 1, 2019, zero percent (0.0%) of the then outstanding principal amount of the Advances being prepaid (each, a “Prepayment Charge”).

1.7The Loan Agreement shall be amended by deleting the first sentence of Section 2.5 thereof (End of Term Charge) and inserting in lieu thereof the following:

“On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender, with respect to each Term Loan Advance, a charge equal to the applicable End of Term Charge Percentage for such Term Loan Advance, multiplied by the original principal amount of such Term Loan Advance extended by Lender (the “End of Term Charge”).”

1.8Schedule 1.1 is hereby amended and restated in its entirety with the Schedule 1.1 appearing as Schedule 1 hereto.

2.Borrower’s Representations And Warranties.  Borrower represents and warrants that:

2.1Immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date, after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties and (ii) no Event of Default has occurred and is continuing with respect to which Borrower has not been notified in writing by Agent or Lender.

2.2Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment.

2.3The certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Agent and/or Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect.

2.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower.

2.5This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

2.6As of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations.  Borrower acknowledges that each of Agent and Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

Borrower understands and acknowledges that each of Agent and Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.Limitation.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Agent and/or Lender may now have or may have in the future under or in connection with the Loan Agreement (as amended hereby) or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof.  Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.Effectiveness.  This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1Amendment.  Borrower, Agent and Lender shall have duly executed and delivered this Amendment to Lender and such other documents as Agent may reasonably request.

4.2Warrant.  Each Lender shall have received the Additional Warrants.

4.3Borrowing Resolutions.  A certified copy of resolutions of Inc.’s Board evidencing approval of (i) this Amendment and other transactions evidenced by the Loan Documents; and (ii) the Additional Warrants.

4.4Certificates of Good Standing.  A certificate of good standing for each Borrower from its state of incorporation and similar certificates from all other jurisdictions in which such Borrower does business and where the failure to be qualified would have a Material Adverse Effect.

4.5Third Amendment Facility Charge.  Borrower shall have paid to Agent the Third Amendment Facility Charge.

4.6Payment of Lender Expenses.  Borrower shall have paid all reasonable and invoiced Lender expenses (including all reasonable attorneys' fees and reasonable expenses) incurred through the date of this Amendment (which reasonable attorneys’ fees (exclusive of reasonable expenses) for the documentation and negotiation of this Amendment, as of the date of this Amendment, shall not exceed Fifteen Thousand Dollars ($15,000.00)).

5.Counterparts.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Amendment.  This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.

6.Incorporation By Reference.  The provisions of Section 11 of the Loan Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[Signature Page Follows]

In Witness Whereof, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

PARATEK PHARMACEUTICALS, INC.

Signature:	/s/ Douglas W. Pagán

Print Name:	Douglas W. Pagán

Title:	Chief Financial Officer

PARATEK PHARMA, LLC.

Signature:	/s/ William M. Haskel

Print Name:	William M. Haskel

Title:	Senior Vice President and General Counsel

Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

LENDER:

HERCULES TECHNOLOGY II, L.P.,

a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,

its General Partner

By: HERCULES CAPITAL, INC.,

its Manager

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

HERCULES TECHNOLOGY III, L.P.,

a Delaware limited partnership

By: Hercules Technology SBIC Management, LLC,

its General Partner

By: HERCULES CAPITAL, INC.,

its Manager

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang

Print Name:	Zhuo Huang

Title:	Associate General Counsel

Schedule 1

SCHEDULE 1.1

COMMITMENTS

LENDER	TERM COMMITMENT
HERCULES TECHNOLOGY II, L.P.	$10,000,000
HERCULES TECHNOLOGY III, L.P.	$20,000,000
HERCULES CAPITAL, INC.	$30,000,000
TOTAL COMMITMENTS	$60,000,000